                                                                      EXHIBIT 23







                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in the registration statements of Cincinnati Bell Inc. on Form S-3 (File No. 33-39385), Form S-3 (File
No. 33-42215), Form S-3 (File No. 33-54750), Form S-3 (File No. 33-62044),
Form S-8 (File No. 33-29332), Form S-8 (File No. 33-3195), Form S-8 (File
No. 33-1462), Form S-8 (File No. 33-1487), Form S-8 (File No. 33-15467),
Form S-8 (File No. 33-23159), Form S-8 (File No. 29331), Form S-8 (File
No. 33-36381), Form S-8 (File No. 33-36380), Form S-8 (File No. 33-39654), and
Form S-8 (File No. 33-43775), and Form S-14 (File No. 2-82253) of our report dated February 11, 1994 on our audits of the consolidated financial statements and financial statement schedules of Cincinnati Bell Inc. as of December 31, 1993 and 1992, and for each of the three years in the period ended December 31, 1993, which report is included in the 1993 Annual Report on Form 10-K of Cincinnati Bell Inc.

We also consent to the inclusion in the 1993 Annual Report on Form 11-K of the Cincinnati Bell Inc. Savings and Security Plan and to the incorporation by reference in the registration statements set forth in the first paragraph above of our report dated May 6, 1994 on our audits of the financial statements of the Cincinnati Bell Inc. Savings and Security Plan as of December 31, 1993, 1992, and for the years then ended and the accompanying schedule of investments as of December 31, 1993. We understand that the 1993 Annual Report of the Cincinnati Bell Inc. Savings and Security Plan will be Exhibit 28(b) to the 1993 Annual Report on Form 10-K of Cincinnati Bell Inc.



/s/ COOPERS & LYBRAND

COOPERS & LYBRAND

Cincinnati, Ohio
June 14, 1994

                                                                      EXHIBIT 23







                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in the registration statements of Cincinnati Bell Inc. on Form S-3 (File No. 33-39385), Form S-3 (File
No. 33-42215), Form S-3 (File No. 33-54750), Form S-3 (File No. 33-62044),
Form S-8 (File No. 33-29332), Form S-8 (File No. 33-3195), Form S-8 (File
No. 33-1462), Form S-8 (File No. 33-1487), Form S-8 (File No. 33-15467),
Form S-8 (File No. 33-23159), Form S-8 (File No. 33-29331), Form S-8 (File
No. 33-36381), Form S-8 (File No. 33-36380), Form S-8 (File No. 33-39654), and
Form S-8 (File No. 33-43775), and Form S-14 (File No. 2-82253) of our report dated February 11, 1994 on our audits of the consolidated financial statements and financial statement schedules of Cincinnati Bell Inc. as of December 31, 1993 and 1992, and for each of the three years in the period ended December 31, 1993, which report is included in the 1993 Annual Report on Form 10-K of Cincinnati Bell Inc.

We also consent to the inclusion in the 1993 Annual Report on Form 11-K of the Cincinnati Bell Inc. Retirement Savings Plan and to the incorporation by reference in the registration statements set forth in the first paragraph above of our report dated May 6, 1994 on our audits of the financial statements of the Cincinnati Bell Inc. Retirement Savings Plan as of December 31, 1993, 1992, and for the years then ended and the accompanying schedule of investments as of December 31, 1993. We understand that the 1993 Annual Report of the Cincinnati Bell Inc. Retirement Savings Plan will be Exhibit 28(a) to the 1993 Annual Report on Form 10-K of Cincinnati Bell Inc.



/s/ COOPERS & LYBRAND

COOPERS & LYBRAND

Cincinnati, Ohio
June 14, 1994

                                                                      EXHIBIT 23







                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in the registration statement of Cincinnati Bell Inc. on Form S-3 (File No. 33-39385), of our report dated February 11, 1994 on our audits of the consolidated financial statements and financial statement schedules of Cincinnati Bell Inc. as of December 31, 1993 and 1992, and for the year ended December 31, 1993, which report is included in the 1993 Annual Report on Form 10-K of Cincinnati Bell Inc.

We also consent to the inclusion in the 1993 Annual Report on Form 11-K of the MATRIXX Marketing Inc. Profit Sharing/401(k) Plan (the Plan) and to the incorporation by reference in the registration statement set forth in the first paragraph above of our report dated May 27, 1994 on our audits of the financial statements of the Plan as of December 31, 1993 and 1992, and for the year ended December 31, 1993 and the accompanying schedule of investments as of December 31, 1993. We understand that the 1993 Annual Report of the Plan will be
Exhibit 28(c) to the 1993 Annual Report on Form 10-K of Cincinnati Bell Inc.



/s/ COOPERS & LYBRAND

COOPERS & LYBRAND

Cincinnati, Ohio
June 21, 1994

                                                                      EXHIBIT 23







                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in the registration statement of Cincinnati Bell Inc. on Form S-8 (File No. 33-43775), of our report dated February 11, 1994 on our audits of the consolidated financial statements and financial statement schedules of Cincinnati Bell Inc. as of December 31, 1993 and 1992, and for the year ended December 31, 1993, which report is included in the 1993 Annual Report on Form 10-K of Cincinnati Bell Inc.

We also consent to the inclusion in the 1993 Annual Report on Form 11-K of the CBIS 401(k) Retirement Plan (the Plan) and to the incorporation by reference in the registration statement set forth in the first paragraph above of our report dated May 27, 1994 on our audit of the financial statements of the Plan as of December 31, 1993 and 1992, and for the year ended December 31, 1993 and the accompanying schedule of investments as of December 31, 1993. We understand that the 1993 Annual Report of the Plan will be Exhibit 28(d) to the 1993 Annual Report on Form 10-K of Cincinnati Bell Inc.



/s/ COOPERS & LYBRAND

COOPERS & LYBRAND

Cincinnati, Ohio
June 21, 1994